UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2019
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National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001‑37351	46‑5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado, 80111
(Address of principal executive offices)
(720) 630‑2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)    The 2019 annual meeting of shareholders (the “Annual Meeting”) of National Storage Affiliates Trust (the “Company”) was held on May 23, 2019, at which 52,520,429 of the Company's 56,699,541 common shares of beneficial interest, par value $0.01 per share (the "Shares"), issued and outstanding as of the record date, March 29, 2019, were represented in person or by proxy representing approximately 92.63% of the issued and outstanding Shares of the Company entitled to vote.

(b)    At the Annual Meeting, the Company’s shareholders (1) elected the nine trustees below to serve on the Company’s board of trustees until the Company’s 2020 annual meeting of shareholders and until their respective successors are duly elected and qualify, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 and (3) approved, on an advisory basis, the compensation of the Company's named executive officers. The proposals are described in detail in the Company’s 2019 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)    The voting results with respect to the election of each trustee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Arlen D. Nordhagen	46,931,663	835,140	12,223	4,741,403
George L. Chapman	46,820,702	937,882	20,442	4,741,403
Paul W. Hylbert, Jr.	47,178,356	579,226	21,444	4,741,403
Chad L. Meisinger	47,183,108	574,974	20,944	4,741,403
Steven G. Osgood	47,037,818	719,763	21,445	4,741,403
Dominic M. Palazzo	47,041,827	716,756	20,443	4,741,403
Rebecca L. Steinfort	47,087,140	674,660	17,226	4,741,403
Mark Van Mourick	44,282,228	3,477,057	19,741	4,741,403
J. Timothy Warren	43,795,094	3,962,487	21,445	4,741,403
(ii)    The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 were as follows:

Votes For	Votes Against	Abstain
52,439,643	45,920	34,866
(iii)    The voting results with respect to a non-binding advisory vote on executive compensation of the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
47,050,675	431,774	296,577	4,741,403

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
President and Chief Financial Officer

Date: May 29, 2019